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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    November 8, 1996





                             CALENERGY COMPANY, INC.
               (Exact name of registrant as specified in charter)


   Delaware                         1-9874                       94-2213782
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)



        302 SOUTH 36TH STREET, SUITE 400, Omaha, NE             68131
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (402) 341-4500





                                Not Applicable
         (Former name or former address, if changed from last report)

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Item 5. Other Events

         On November 8, 1996, the Registrant announced that in connection with its proposed acquisition of Northern Electric plc ("Northern"), CE Electric UK plc, which is indirectly owned 70% by the Registrant and 30% by Peter Kiewit Sons', Inc., had acquired additional shares bringing its ownership total to 29.5% of Northern's shares. A copy of the press release issued by the Registrant is set forth as Exhibit 1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         Exhibit 1 - Press Release dated November 8, 1996



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CalEnergy Company, Inc.



                                              By:  /s/ Douglas L. Anderson
                                                 Douglas L. Andersen
                                                 Assistant Secretary and
                                                 Assistant General Counsel
                                                 (U.S. and Corporate)

Dated: November 12, 1996